UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 23, 2014

PepsiCo, Inc.

(Exact Name of Registrant as Specified in Charter)

North Carolina	1-1183	13-1584302
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Anderson Hill Road
Purchase, New York 10577
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

PepsiCo Senior Notes Offering.

On April 23, 2014, PepsiCo, Inc. (“PepsiCo”) announced an offering of €500,000,000 aggregate principal amount of its 1.750% Senior Notes due 2021 (the “2021 Notes”) and €500,000,000 aggregate principal amount of its 2.625% Senior Notes due 2026 (the “2026 Notes” and, together with the 2021 Notes, the “Notes”). BNP Paribas, Deutsche Bank AG, London Branch and HSBC Bank plc were joint bookrunners for the offering of the Notes.

The public offering price of the 2021 Notes was 99.511% of the principal amount and the public offering price of the 2026 Notes was 99.432% of the principal amount. PepsiCo received net proceeds of approximately €990 million, after deducting underwriting discounts and estimated offering expenses payable by PepsiCo after reimbursement. The net proceeds will be used for general corporate purposes, including the repayment of commercial paper. The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated April 23, 2014 (incorporating the Underwriting Agreement Standard Provisions dated April 23, 2014) among PepsiCo and the several underwriters named therein, under PepsiCo’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-177307), filed with the Securities and Exchange Commission (the “SEC”) on October 13, 2011. PepsiCo has filed with the SEC a prospectus supplement, dated April 23, 2014, together with the accompanying prospectus, dated October 13, 2011, relating to the offer and sale of the Notes.

The Notes were issued on April 28, 2014 pursuant to an Indenture (the “Indenture”) dated as of May 21, 2007 between PepsiCo and The Bank of New York Mellon, as Trustee. The 2021 Notes will bear interest at the rate of 1.750% per year, with interest payable on April 28 of each year, beginning on April 28, 2015, and will mature on April 28, 2021. Prior to January 28, 2021, PepsiCo will be able to redeem some or all of the 2021 Notes at any time and from time to time at the greater of 100% of the principal amount of the 2021 Notes being redeemed and the discounted present value of such 2021 Notes, discounted at a Comparable Government Bond Rate (as such term is defined in the form of 2021 Note) plus 13 basis points. On or after January 28, 2021, PepsiCo will be able to redeem some or all of the 2021 Notes at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2021 Notes being redeemed, plus accrued and unpaid interest to the date of redemption. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any taxing authority in the United States, PepsiCo becomes or will become obligated to pay additional amounts with respect to the 2021 Notes, then PepsiCo may at any time redeem, in whole, but not in part, the 2021 Notes at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to the date fixed for redemption. The 2026 Notes will bear interest at the rate of 2.625% per year, with interest payable on April 28 of each year, beginning on April 28, 2015, and will mature on April 28, 2026. Prior to January 28, 2026, PepsiCo will be able to redeem some or all of the 2026 Notes at any time and from time to time at the greater of 100% of the principal amount of the 2026 Notes being redeemed and the discounted present value of such 2026 Notes, discounted at a Comparable Government Bond Rate (as such term is defined in the form of 2026 Note) plus 17 basis points. On or after January 28, 2026, PepsiCo will be able to redeem some or all of the 2026 Notes at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2026 Notes being redeemed, plus accrued and unpaid interest to the date of redemption. If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any taxing authority in the United States, PepsiCo becomes or will become obligated to pay additional amounts with respect to the 2026 Notes, then PepsiCo may at any time redeem, in whole, but not in part, the 2026 Notes at a redemption price equal to 100% of their principal amount, plus accrued and unpaid interest to the date fixed for redemption. The Notes are unsecured obligations of PepsiCo and rank equally with all of PepsiCo’s other unsecured senior indebtedness. The Indenture also contains customary event of default provisions.

PepsiCo intends to apply to list the Notes on the New York Stock Exchange (the “NYSE”).  PepsiCo expects trading in the Notes on the NYSE to begin within 30 days after the original issue date.

The above description of the Terms Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Terms Agreement, the Indenture and the forms of Notes. Each of the Terms Agreement and the forms of the 2021 Notes and the 2026 Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively. The Board of Directors resolutions authorizing PepsiCo’s officers to establish the terms of the Notes are incorporated by reference to Exhibit 4.3 hereto. The Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement.

Opinions regarding the legality of the Notes are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 5.1 and 5.2; and consents relating to such incorporation of such opinions are incorporated by reference into the Registration Statement and are attached to this Current Report on Form 8-K as Exhibits 23.1 and 23.2 by reference to their inclusion within Exhibits 5.1 and 5.2, respectively.

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

1.1	Terms Agreement dated April 23, 2014 (incorporating the Underwriting Agreement Standard Provisions dated April 23, 2014) among PepsiCo and the several underwriters named therein.

4.1	Form of 1.750% Senior Notes due 2021.

4.2	Form of 2.625% Senior Notes due 2026.

4.3

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2014	PepsiCo, Inc.

	By:	/s/ Cynthia Nastanski
		Name:	Cynthia Nastanski
		Title:	Senior Vice President, Corporate Law & Office of the Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
1.1	Terms Agreement dated April 23, 2014 (incorporating the Underwriting Agreement Standard Provisions dated April 23, 2014) among PepsiCo and the several underwriters named therein.

4.1	Form of 1.750% Senior Notes due 2021.

4.2	Form of 2.625% Senior Notes due 2026.

4.3

Board of Directors Resolutions Authorizing PepsiCo’s Officers to Establish the Terms of the Notes (incorporated by reference to Exhibit 4.4 to PepsiCo’s Current Report on Form 8-K filed February 28, 2013).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Womble Carlyle Sandridge & Rice, LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Womble Carlyle Sandridge & Rice, LLP (included in Exhibit 5.2).